UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2004

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 5. Other Events

On June 24, 2004, American Vanguard issued a press release attached hereto exhibit 99.1. The release announced that American Vanguard Corporation expanded the Company’s management team with the hiring of Mark H. Blincoe as Chief Administrative Officer, more particularly described in Exhibit 99.1.

Item 7. Exhibits

Exhibit 99.1    Press release issued June 24, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION
(Registrant)

By:	/s/ James A. Barry
James A. Barry
Senior Vice President
Chief Financial Officer

Date: June 24, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated June 24, 2004, of American Vanguard Corporation announcing the addition of Chief Administrative Officer.

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